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                                                                      EXHIBIT 99

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    Form 11-K

(Mark One)

       [X]   ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
             SECURITIES EXCHANGE ACT OF 1934 [FEE REQIRED]

                     For the fiscal year ended October 31, 1999
                                       OR

       / /   TRANSITION REPORT PURSUANT TO SECTION 15(d) OF
             THE SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQIRED]

                     For the transition period from_________ to _________

                         Commission File Number: 1-4423

       A. Full title of the plan and address of the plan, if different from that of the issuer named below:

                             HEWLETT-PACKARD COMPANY
                          EMPLOYEE STOCK PURCHASE PLAN

       b. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

                             HEWLETT-PACKARD COMPANY
                               3000 HANOVER STREET
                           PALO ALTO, CALIFORNIA 94304


                              REQUIRED INFORMATION

                                 Not Applicable


                                   SIGNATURE

      PURSUANT TO REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE
       ADMINISTRATOR OF THE PLAN HAS DULY CAUSED THIS ANNUAL REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                                 HEWLETT-PACKARD COMPANY
                                                 EMPLOYEE STOCK PURCHASE PLAN



                                                 By: /s/ Charles N. Charnas
                                                    -------------------------
                                                     Charles N. Charnas
                                                     Assistant Secretary and
                                                          Managing Counsel
          Date:  January 27, 2000

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